Exhibit 99.1

Ares Acquisition Corporation II Announces Preliminary Redemption Results of Approximately 1.3% of Public Shares

NEW YORK – (BUSINESS WIRE) – April 22, 2025 – Ares Acquisition Corporation II (NYSE: “AACT.U”, “AACT”, “AACT WS”) (“AACT” or the “Company”) announced today that as of the redemption deadline for the extraordinary general meeting of the Company (the “Meeting”), to be held today at 4:00 p.m. Eastern Time, to extend the period of time that the Company has to consummate a business combination (such period of time, the “Extension”), holders of 640,288 of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), properly exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s trust account in connection with the Meeting. The Class A Ordinary Shares to be redeemed reflect approximately 1.3% of the Class A ordinary shares held by public shareholders. Such redemptions will be effective automatically upon the occurrence of the Meeting if the Extension is approved. As a result, the Company estimates that approximately $550 million will remain in the Company’s trust account following the Meeting.

If the Extension is approved, the Company estimates that following the Meeting, pro forma for the redemptions and the previously announced conversion by Ares Acquisition Holdings II LP (the “Sponsor”) of its 12,500,000 Class B ordinary shares, par value $0.0001 per share, into 12,500,000 Class A Ordinary Shares that is expected to occur concurrently with or prior to the Meeting, there will be 61,859,712 Class A Ordinary Shares issued and outstanding.

As previously disclosed, the Sponsor agreed to make monthly deposits directly to the Company’s trust account of $0.02 for each outstanding Class A Ordinary Share, other than Class A Ordinary Shares held by the Sponsor, if the Extension is approved. If the Extension is approved, the first such contribution will be made on April 25, 2025 and additional contributions will generally be made on the 25th day of each month following April 25, 2025 until the earlier of (i) the consummation of a business combination, and (ii) the last day the Company has to complete a business combination in accordance with its Memorandum and Articles of Association. The Company’s previously announced proposed business combination with Kodiak Robotics, Inc. (“Kodiak” and, such transaction, the “proposed business combination”) is expected to close in the second half of 2025, following the receipt of the required approval by AACT’s shareholders and the fulfillment of other customary closing conditions.

About Ares Acquisition Corporation II

Ares Acquisition Corporation II (NYSE: AACT) is a special purpose acquisition company affiliated with Ares Management Corporation, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended. These include AACT’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timing of the proposed business combination, the Conversion, the success of the Extension Amendment Proposal, the capitalization of AACT after giving effect to the proposed business combination and expectations with respect to the future performance and the success of the combined company following the consummation of the proposed business combination (the “combined company”). These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including as a result of redemptions or the failure by shareholders to adopt the Extension Amendment Proposal, the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the equity holders of Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by AACT’s public equity holders; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Kodiak, AACT or the combined company resulting from the proposed business combination with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AACT presently does not know or that AACT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect AACT’s expectations, plans or forecasts of future events and views as of the date they are made. AACT anticipates that subsequent events and developments will cause AACT’s assessments to change. However, while AACT may elect to update these forward-looking statements at some point in the future, AACT specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing AACT’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither AACT nor any of its affiliates have any obligation to update these forward-looking statements other than as required by law. Certain information set forth in this press release includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

In connection with the proposed business combination, AACT and Kodiak plan to file a registration statement on Form S-4 relating to the transaction (the “Registration Statement”) with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the proposed business combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the proposed business combination. AACT and Kodiak also plan to file other documents and relevant materials with the SEC regarding the proposed business combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of AACT as of the record date to be established for voting on the proposed business combination. SECURITY HOLDERS OF KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE

PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

AACT, Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This press release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Kodiak or the combined company resulting from the proposed business combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. This press release is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation.

CONTACTS

Investors

Greg Mason

+1 888-818-5298

ir@aresacquisitioncorporationii.com

Media

Jacob Silber

media@aresmgmt.com